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                                                                     Exhibit 4.9

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED (WHICH TERM INCLUDES, WITHOUT LIMITATION, THE ENTERING INTO OF A SWAP OR SHORT SALE OR OTHER ARRANGEMENT THAT TRANSFERS ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF THE SHARES) TO ANY PERSON IN CONNECTION WITH A TRANSFER DOES NOT MEET THE QUALIFICATIONS AND REQUIREMENTS SET FORTH IN PARAGRAPHS (7) AND (8) OF ARTICLE FIFTH OF THE CERTIFICATE OF INCORPORATION OF THIS CORPORATION, AND NO PERSON WHO RECEIVES THE SHARES REPRESENTED BY THIS CERTIFICATE IN CONNECTION WITH A TRANSFER THAT DOES NOT MEET THE QUALIFICATIONS AND REQUIREMENTS PRESCRIBED BY PARAGRAPHS (7) AND (8) OF ARTICLE FIFTH IS ENTITLED TO OWN OR TO BE REGISTERED AS THE RECORD HOLDER OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE, BY ACCEPTING THE CERTIFICATE, ACCEPTS AND AGREES TO ALL OF THE FOREGOING.

                                [ARAMARK LOGO]

                              ARAMARK Corporation

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    Number                                                  Shares

COMMON STOCK                                       SEE REVERSE FOR AUTHORIZATION
   CLASS A

THIS CERTIFIES THAT:

is the owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE
           COMMON STOCK, CLASS A-      $.01 PAR VALUE PER SHARE, OF

ARAMARK Corporation transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

   This Certificate is not valid unless countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

                                                 Countersigned
                                                    FIRST UNION NATIONAL BANK
                                                                  Transfer Agent

[ARAMARK CORPORATION SEAL
    LOGO APPEARS HERE]                           By

/s/ Bart J. Colli        /s/ Joseph Neubauer
      Secretary          Chairman of the Board              Authorized Signature